Exhibit 99.1

XERIS PHARMACEUTICALS ANNOUNCES EXECUTIVE CHANGES AS PART OF ITS STRATEGY TO POSITION THE COMPANY FOR LONG-TERM COMMERCIAL SUCCESS

Barry Deutsch is stepping down as CFO; remains key employee through the anticipated closing of the previously announced transaction

Steve Pieper, VP of Finance, assumes the role of CFO

Chicago, IL – July 28, 2021 — Xeris Pharmaceuticals, Inc. (Nasdaq: XERS), a specialty pharmaceutical company leveraging its novel formulation technology platforms to develop and commercialize ready-to-use injectable drug formulations, today announced executive changes as part of its strategy to position the company for long-term commercial success, including the anticipated closing of the Strongbridge Biopharma plc acquisition and evolution to a more commercially driven company. Barry Deutsch, Chief Financial Officer, has decided to step down from the CFO role effective immediately. Mr. Deutsch will remain with the Company in a transition role through the close of the Strongbridge transaction, which is expected to be completed early in the fourth quarter of 2021. Steven Pieper, Vice President of Finance, Mr. Deutsch’s planned successor, has been promoted to CFO responsible for accounting, financial reporting, tax, treasury, financial planning and analysis, and information systems. Mr. Pieper will report to Paul R. Edick, Chairman and CEO.

“I wish to thank Barry for his significant contributions to Xeris. He built a talented finance and accounting organization and has been a key part of our achievements over the last several years, including our IPO and subsequent financings, our business development efforts, including the pending acquisition of Strongbridge Biopharma, and our transition from a development-stage company to a commercially driven company,” said Paul R. Edick, Chairman and CEO. “I am pleased that Barry has agreed to remain through the close of the merger to ensure a smooth transition while Xeris moves to its next stage of growth.”

Mr. Edick continued, “Steve has spent 20 years in the healthcare industry in commercially focused financial and operational leadership roles. He has played an instrumental role in driving the Company’s financing strategy and successful launch of our first commercial product, Gvoke®. His extensive commercial finance experience driving the growth of branded specialty and retail pharmaceutical products will continue to be a great asset to Xeris as we accelerate our commercial growth strategy.”

Mr. Pieper joined Xeris in 2017, as Vice President of Finance responsible for developing Xeris’s long-range financial plan, including helping shape the company’s commercial launch strategy for Gvoke®. Mr. Pieper was also responsible for executing the company’s overall financing strategy. Prior to Xeris, Mr. Pieper served as the CFO and COO of Catheter Connections Inc., a medical device company, from 2015 – 2017, which was acquired by Merit Medical. From 2014-2015, he was the Director of Finance at Durata Therapeutics Inc, a biopharmaceutical company, which was acquired by Actavis (now Allergan). Mr. Pieper started his career in healthcare at Baxter Healthcare Corporation where he held a variety of commercial and corporate decision support finance roles from 2002 – 2014. Mr. Pieper received his Bachelor of Science in Finance from DePaul University and holds a Master of Business Administration from Loyola University, Chicago.

About Xeris Pharmaceuticals, Inc.

Xeris (Nasdaq: XERS) is a specialty pharmaceutical company delivering innovative solutions to simplify the experience of administering important therapies that people rely on every day around the world. With a novel technology platform that enables ready-to-use, room-temperature stable formulations of injectable and infusible therapies, the Company is advancing a portfolio of solutions in various therapeutic categories, including its first U.S. commercial product, Gvoke®. Its proprietary XeriSol™ and XeriJect™ formulation technologies have the potential to offer distinct advantages over conventional product formulations, including eliminating the need for reconstitution, enabling long-term, room-temperature stability, significantly reducing injection volume, and eliminating the requirement for intravenous (IV) infusion. With Xeris’ technology, new product formulations are designed to be easier to use by patients, caregivers, and health practitioners and help reduce costs for payers and the healthcare system.

Xeris is headquartered in Chicago, IL. For more information, visit www.xerispharma.com, or follow us on Twitter, LinkedIn or Instagram.

Forward-Looking Statements

Any statements in this press release about future expectations, plans and prospects for Xeris Pharmaceuticals, Inc., including statements regarding the market and therapeutic potential of its products and product candidates, expectations regarding clinical data or results from planned clinical trials, the timing or likelihood of regulatory approval and commercialization of its product candidates, the timing and likelihood of the consummation of the Strongbridge Biopharma acquisition, the timing or likelihood of expansion into additional markets, the timing or likelihood of identifying potential development and commercialization partnerships, the potential utility of its formulation platforms and other statements containing the words “will,” “would,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, without limitation, the impact of COVID-19 on its business operations, its reliance on third-party suppliers for Gvoke® and Ogluo®, the regulatory approval of its product candidates, its ability to market and sell its products, if approved, and other factors discussed in the “Risk Factors” section of the most recently filed Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Xeris’ subsequent filings with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of the date hereof, and Xeris expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company intends to use the investor relations portion of its website as a means of disclosing material non-public information and for complying with disclosure obligations under Regulation FD.

Xeris Investor Contact

Allison Wey

Senior Vice President, Investor Relations and Corporate Communications

awey@xerispharma.com

312-736-1237

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Proposed Transaction (as defined below), the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Proposed Transaction will be made solely by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Xeris Biopharma Holdings, Inc. (“Xeris Biopharma Holdings”) has filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes the preliminary joint proxy statement of Strongbridge and Xeris and that also constitutes a preliminary prospectus with respect to the shares of Xeris Biopharma Holdings to be issued pursuant to the proposed acquisition by Xeris and Xeris Biopharma Holdings of the entire issued and to be issued ordinary share capital of Strongbridge Biopharma plc (“Strongbridge”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 and a capital reduction under Sections 84 to 86 of the Act (such acquisition, the “Proposed Transaction”). The joint proxy statement also contains the transaction agreement describing the terms and conditions of the Proposed Transaction, as well as further information relating to the implementation of the Proposed Transaction, notices of the Xeris shareholder meeting and the Strongbridge shareholder meetings and information on the Xeris Biopharma Holdings shares. Xeris and Strongbridge have filed and may also file other documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the preliminary joint proxy statement or any other document which Xeris, Xeris Biopharma Holdings or Strongbridge has filed or may file with the SEC.

The preliminary joint proxy statement, as well as Xeris’ and Strongbridge’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Xeris’ filings, at Xeris’ website at www.xerispharma.com.

INVESTORS, XERIS SHAREHOLDERS AND STRONGBRIDGE SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND RELATED MATTERS.

Any decision in respect of the resolutions to be proposed at the Xeris shareholder meeting or any decision in respect of, or other response to, the Proposed Transaction, should be made only on the basis of the information contained in the preliminary joint proxy statement.

PARTICIPANTS IN THE SOLICITATION

Xeris, Xeris Biopharma Holdings, Strongbridge and their respective directors and executive officers and employees may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders in connection with the Proposed Transaction, including a description of their direct or indirect interests in the Proposed Transaction, which may be different from those of Xeris shareholders or Strongbridge shareholders generally, by security holdings or otherwise, will be set forth in the joint proxy statement (which will contain the Scheme Document) and any other relevant documents that are filed or will be filed with the SEC relating to the Proposed Transaction. Information about Xeris’ directors and executive officers is contained in Xeris’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 9, 2021, its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on July 28, 2021. Information regarding Strongbridge’s directors and executive officers is contained in Strongbridge’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 3, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 14, 2021.